UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 25, 2007

DANKA BUSINESS SYSTEMS PLC

(Exact name of registrant as specified in its charter)

England & Wales	0-20828	98-0052869
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11101 Roosevelt Boulevard		Masters House
St. Petersburg, Florida 33716	and	107 Hammersmith Road
London W14 0QH England

(Addresses of principal executive offices)

Registrant’s telephone number, including area code:

727-622-2100 in the United States

011-44-207-605-0150 in the United Kingdom

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.02. Termination of a Material Definitive Agreement.

As previously disclosed in the Current Report on Form 8-K of Danka Business Systems PLC (the “Company”) filed with the Securities and Exchange Commission (“SEC”) on June 22, 2007, Danka Office Imaging Company (“DOIC”), a subsidiary of the Company, entered into new senior secured credit facilities with GE Capital Corporation in an aggregate amount of $145 million on June 18, 2007 (the “Credit Facilities”).

In connection with the funding of the Credit Facilities on June 25, 2007, the Company terminated that certain Loan and Security Agreement, dated July 1, 2003, as amended, among DOIC and Danka Holding Company, as borrowers, the Company, as a guarantor, the lenders party thereto and Bank of America, N.A. (as successor to Fleet Capital Corporation), as collateral and administrative agent (the “2003 Credit Facility”).

A description of the 2003 Credit Facility is contained in the Company’s Quarterly Report on Form 10-Q for the quarterly period ended December 31, 2006 filed with the SEC on February 13, 2007, and is hereby incorporated herein by reference in its entirety in this Item 1.02.

For more information regarding the Credit Facilities, please refer to the Company’s Current Report on Form 8-K filed on June 22, 2007.

ITEM 7.01. Regulation FD Disclosure.

On June 25, 2007, the Credit Facilities were funded and the Company issued a press release announcing, among other things, such event. A copy of the press release is attached as Exhibit 99.1 hereto and is incorporated herein by reference.

The information in this Current Report on Form 8-K under the heading Item 7.01, “Regulation FD Disclosure,” including Exhibit 99.1, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference to such filing.

ITEM 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

99.1	Press release dated June 25, 2007 of Danka Business Systems PLC announcing the funding of the financing arrangement with GE Capital Corporation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Danka Business Systems PLC
By: /s/ Edward K. Quibell
Name: Edward K. Quibell Title: Chief Financial Officer

Dated: June 26, 2007

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press release dated June 25, 2007 of Danka Business Systems PLC announcing the funding of the financing arrangement with GE Capital Corporation.